                                                                   EXHIBIT 10.6

                       UNITED STATES FILTER CORPORATION

                  ANNUAL INCENTIVE COMPENSATION PLAN SUMMARY

                                   MAY 1995

PLAN PURPOSE

 . Advance the interests of the Company by providing key employees with financial incentives to promote the success of the Company's long-term business objectives

 . Reward key management employees for continued service and contributions to increasing shareholder value

 . Provide a performance-based element of competitive total compensation program for key management staff

PLAN CONCEPT

 . Key managers eligible to earn incentive bonus each year based on Company performance, Divisional performance, and individual performance factors

PLAN ADMINISTRATION

 . The Plan will be administered by the Chief Executive Officer and the Compensation Committee of the Board of Directors

ELIGIBILITY AND PARTICIPATION

 .  Eligibility for Plan participation is determined by the Chief Executive
   Officer and the Compensation Committee; Participants will include:

   CORPORATE POSITIONS                            DIVISIONAL POSITIONS
   -------------------                            --------------------
   Chairman, President, and CEO           General Manager, Whittier
   Executive Vice President               General Manager, Warrendale/Membralox
   General Counsel and Secretary          General Manager, IWT
   Senior Vice President, Administration  General Manager, Recovery
   Vice President, Chief Financial
    Officer                               General Manager, Permutit
   Senior Vice President, Investor
    Relations                             General Manager, Ionpure Domestic
   Senior Vice President, Corporate
    Communications                        General Manager, Latin America
   Vice President, Corporate Development  General Manager, Arrowhead

EFFECTIVE DATE

  The Plan will be effective for the Company's fiscal year ending March 31, 1996.

AWARD OPPORTUNITY LEVELS

  Maximum award levels will be based on position and defined as a percent of base salary:

  .    Corporate Positions 25%

  .    Divisional Positions 35%
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PERFORMANCE MEASUREMENT

  Depending on the position, each Participant's incentive award will be determined by three or four performance factors:

  . All Participants will earn 8% of salary if the Company (for corporate positions) or Division (for Divisional positions) meets its profit plan. None of this award will be paid at a performance level below 100% of plan.

  .All Participants may earn up to 8% of salary if the Company exceeds its profit plan

  .Divisional positions will be eligible for up to 10% of salary if their Division exceeds its profit plan.

  . All Participants will be eligible to receive up to 9% of salary based on the subjective assessment of their individual performance.

  These are summarized in the table below:

            CORPORATE POSITIONS                          DIVISIONAL POSITIONS
- -------------------------------------------- ---------------------------------------------
                                      % OF                                          % OF
        PERFORMANCE FACTOR           SALARY           PERFORMANCE FACTOR           SALARY
- ----------------------------------  -------- ------------------------------------ --------
Company achieves profit plan           8%    Company achieves profit plan            --
Company exceeds profit plan         Up to 8% Company exceeds profit plan          Up to 8%
Division achieves profit plan         n/a    Division achieves profit plan           8%
Division exceeds profit plan          n/a    Division exceeds profit plan           10%
Subjective assessment of
 performance                           9%    Subjective assessment of performance    9%
TOTAL AWARD OPPORTUNITY               25%    TOTAL AWARD OPPORTUNITY                35%

  If the Company (for corporate and divisional positions) or Division (for divisional positions only) exceeds the profit plan, the following percentage of salary will be paid:

            COMPANY PERFORMANCE
         (CORPORATE AND DIVISIONAL              DIVISIONAL PERFORMANCE
                POSITIONS)                    (DIVISIONAL POSITIONS ONLY)
     ------------------------------------  -----------------------------------
       ACTUAL PROFIT                         ACTUAL PROFIT
       AS A PERCENT        ADDITIONAL %      AS A PERCENT       ADDITIONAL %
     OF PLANNED PROFIT    OF SALARY PAID   OF PLANNED PROFIT   OF SALARY PAID
     -----------------    --------------   -----------------   --------------
         100%                  0%                100%                0%
         105%                  3%                105%                3%
         110%                  5%                110%                5%
         115%                  6%                115%                7%
         120%                  7%                120%                9%
     125% or more              8%            125% or more           10%

  The specified profit performance level must be achieved for payment of the award; performance levels between those shown above will not receive pro rata credit. (For example, 107% of planned Division profit results in the 5% of salary payment for 105% profit performance.)

AWARD PAYMENT

  Incentive awards earned will be paid in a lump sum amount, less any required withholding and employment taxes, on or about July 1, 1996.

AMENDMENT, SUSPENSION, OR TERMINATION OF PLAN

 . The Board of Directors may amend, suspend, or terminate the Plan at any time and for any reason

 .  No action by the Board of Directors may reduce or eliminate any right or privilege previously granted under the provisions of the Plan
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TERMINATION OF EMPLOYMENT

  If a Participant's employment terminates prior to the end of the Company's fiscal year, the status of any award for that year will be as follows:

   . Involuntary with Cause
     No award for fiscal year
    or voluntary
   . Without cause             At the discretion of the Compensation Committee
                               pro rata award may be paid
   . Retirement                At the discretion of the Compensation Committee
                               pro rata award may be paid
   . Early Retirement, Death,  At the discretion of the Compensation Committee
    or Disability              pro rata award may be paid

EFFECT ON OTHER PLANS

 . Amounts earned under the Plan will be counted as compensation for purposes of deferrals under the 401(k) plan.

 . Amounts earned under the Plan will not be counted as compensation for calculations on:

  .    Supplemental life insurance

  .    Supplemental long-term disability insurance

  .    Paid time off

  .    Basic life insurance

  .    Basic long-term disability insurance